UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2018
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed July 30, 2018 (the “Original Report”) by Kemper Corporation ("Kemper" or the “Company”), solely for the purpose of correcting a typographical error in the second paragraph of the Company's press release filed as Exhibit 99.1 to the Original Report. A press release correcting and replacing the original press release was publicly issued by the Company on July 30, 2018 and is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A. There are no additional changes to the Original Report.
Section 2. – Financial Information

Item 2.02.	Results of Operations and Financial Condition.
On July 30, 2018, the Company issued a press release announcing its financial results for the second quarter of 2018 and the availability of Kemper’s second quarter investor supplement and earnings call presentation on its website, kemper.com. Subsequent to the issuance of such press release, a press release correcting and replacing such press release was publicly issued by the Company on July 30, 2018 and is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.
Section 9. – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
Exhibit Index

Exhibit Number	Description
99.1	Company’s correcting and replacing press release dated July 30, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	July 30, 2018	/S/ JAMES J. MCKINNEY
James J. McKinney
Senior Vice President and Chief Financial Officer (principal financial officer)